Utz Brands, Inc. S E C O N D Q U A R T E R 2 0 2 3 E A R N I N G S P R E S E N T A T I O N A U G U S T 1 0 , 2 0 2 3

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 2 Disclaimer Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, the effects of inflation or supply chain disruptions, statements regarding the Company’s project balance sheet and liabilities, including net leverage, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s p roducts affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward -Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addit ion, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non- GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview H O W A R D F R I E D M A N C H I E F E X E C U T I V E O F F I C E R UTZ BRANDS, INC. Q2 2023 Earnings Presentation

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 4 Second Quarter Key Takeaways Organic Net Sales growth of 4.3% on top of 13.6% growth in the prior year period Power Brands’ retail sales growth of 10%(1) led by Boulder Canyon®, Zapp’s®, and On the Border® Adjusted EBITDA margins expanded for the second consecutive quarter (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 7/2/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Early-stage network optimization and other productivity projects are underway Raising fiscal 2023 Adjusted EBITDA growth outlook

Summary of Second Quarter 2023 Results ▪ Results in line with our expectations ▪ Organic net sales growth of +4.3% led by strong Power Brands sales growth ▪ Volume/mix growth of +1.8% when adjusting for SKU rationalization impact of approximately (3.5%) ▪ Productivity benefits and lower delivery costs fueled Adj. EBITDA margin expansion of +40bps 35.8% 36.5 % Adj. Gross ProfitNet Sales (in Millions) (in Millions) Adj. EBITDA (in Millions) Note: Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA Margin and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. UTZ BRANDS, INC. Q2 2023 Earnings Presentation 5 $42.2 $45.2 2Q’22 2Q’23 +7% $350.1 $362.9 2Q’22 2Q’23 +4% $126.0 $126.9 2Q’22 2Q’23 +1% 36.0% 35.0% 12.5%12.1% Adj. Gross Margin Adj. EBITDA Margin

Second Quarter Retail Sales Overview

UTZ POWER BRANDS RETAIL SALES GROWTH
9.9%
IN 2Q'23

THREE LARGEST POWER BRANDS
Double-digit growth
IN 2Q'23

~74%
OF TOTAL 2Q'23 RETAIL SALES

% of Total Retail Sales
(13-Weeks Ended 7/2/23)



All other brands
26%
6%
19%
49%
+34%
YoY Growth
+16%
YoY Growth
+7%
YoY Growth

Retail Sales Year-over-Year Growth
(13-Weeks Ended 7/2/23)



11.9%
8.8%
9.9%
1.5%
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Foundation Brands

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 7/2/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation 6

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 7 Consumption Volume Trends are Improving Utz & Salty Snack Category Retail Volume Rolling 12-Week Trends vs. YAG 0.4% -0.6% -4.2% -4.8% -0.5% -7.8% -0.5% -8.9% -9.3% -0.5% -2.7% -7.5% -0.6% -1.8% -0.8% Total Salty Snacks Power Brands 12-weeks ended 3/26/23 4/23/23 5/21/23 6/18/23 7/16/23 ▪ Lapping significant growth in 1H’23 due to strong activity in the Mass channel in the prior year ▪ New distribution gains in 2Q’23 primarily in the Mass and Grocery channels ▪ Sustained and resilient Salty Snack category customer demand Source: Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

2Q'23 Retail Sales by Sub-Category

- **Double-digit growth** across Potato Chips, Tortilla Chips, and Pretzels
- **Pork Rind performance improving** as we invest in price pack architecture and packaging enhancements
- **Cheese snacks softness** due to lapping incremental programming in the Mass channel last year that did not repeat
- **Salsa and queso significantly outpacing** the category

Sub-Category Retail Sales Year-over-Year Growth
(13-Weeks Ended 7/2/23)



Potato Chips
12.1%
12.9%
Tortilla Chips
15.3%
13.5%
Pretzels
13.8%
14.6%
Cheese Snacks
12.7%
-3.6%
Pork Rinds
-0.9%
-5.7%
Salsa
2.4%
7.1%
Queso
2.3%
12.4%
Total Sub-Category
Utz BRANDS

Source: Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 7/2/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation 8

2Q'23 Retail Sales by Geography

- **Core share performance impacted** by lapping strong Utz growth®, Golden Flake performance, and RW Garcia portfolio optimization
  - Several brands gaining share including On The Border®, Zapp's®, Hawaiian®, and Boulder Canyon®
- **Share gains in Expansion** led by Utz®, Zapp's®, Hawaiian®, and Boulder Canyon®

Geographic Retail Sales Year-over-Year Growth

(13-Weeks Ended 7/2/23)



CORE
EXPANSION
11.5%
7.2%
7.8%
12.0%
11.6%
13.5%
Total Salty Snacks
Utz Brands
Utz Brands Power Brands

Source: Retail sales are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 7/2/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation
9

Source: SPINS, Total US – Natural Enhanced Channel (TPL) UTZ BRANDS, INC. Q2 2023 Earnings Presentation 10 Driving Share Gains in the Natural Channel: 2Q’23 Boulder Canyon® Retail Sales +28% 10.5% 13-Weeks Ending 7/2/23 19.2% 52-Weeks Ending 7/2/23 15.8% 10.1% Total Salty Snacks Natural Channel Retail Sales Year-over-Year Growth (13-Weeks Ended 7/2/23)

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 11 Accelerating Brand Marketing and Capability Investments: Double-Digit Year-over-Year % Increase in Marketing Spend planned for 2H’23 Enhancing critical design impressions with strategic design partners Elevating omnichannel and eCommerce strategy to accelerate growth Expanding our marketing reach and impact via increased investments

Recent On-Trend Innovation Supporting Growth:
Utz Mike's Hot Honey®

- **Hot & Spicy is now the #1 flavor in Salty Snacks**, and growing nearly twice the rate of the category(1)
- **Utz Mike's Hot Honey® potato chips** $ sales already ~400% higher than previously best Utz limited time offer
- **Strong weekly velocities** already approaching one of our top selling items – Honey BBQ chips
- **Retail activation and marketing support** driving ~75 million earned media impressions


Family SIZE
utz
Mike's
HOT HONEY
Mike's
HOT
HONEY
POTATO CHIPS

(1) IRI Total US MULO+C L52WK ending 6/25/23

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation
12

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 13 Well-Positioned for a Strong Second Half of 2023 Sales volumes building momentum ✓ Brand investments increasing ✓ ✓ Productivity projects on track ✓ Adj. Gross and EBITDA margin expanding ✓ Balance sheet deleveraging

UTZ BRANDS, INC. Q2 2023 Earnings Presentation Financial Performance A J A Y K A T A R I A C H I E F F I N A N C I A L O F F I C E R

Second Quarter Financial Results Summary

- **Organic Net Sales growth of 4.3%**
  - Net price realization of +6.0% partially offset by volume / mix of (1.7%), impacted by SKU rationalization
- **Adjusted Gross Margin decline of 102bps**
  - Margins impacted by transitory higher inbound freight costs and volume deleverage resulting from our network optimization program
  - Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 70 bps
- **Adjusted SD&A Expense leverage of 144bps**
  - Lower outbound freight costs from productivity initiatives and improved freight industry conditions more than offset increased investments, including marketing
- **Adjusted Net Income +2.2%**
  - Higher Adjusted EBITDA partially offset by higher interest expense

Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

In $ millions, except per share amounts	2Q'23 13-weeks ended July 2, 2023	2Q'22 13-weeks Ended July 3, 2022	YoY Change
Net Sales	**362.9**	**350.1**	**+3.6%**
Organic Net Sales	**365.2**	**350.1**	**+4.3%**
Adj. Gross Profit	**126.9**	**126.0**	**+0.7%**
% of net sales	*35.0%*	*36.0%*	*(102 bps)*
Adj. SD&A Expense	**81.7**	**83.8**	**(2.6%)**
% of net sales	*22.5%*	*23.9%*	*+144 bps*
Adj. EBITDA	**45.2**	**42.2**	**+7.1%**
% of net sales	*12.5%*	*12.1%*	*+40 bps*
Adj. Net Income	**18.8**	**18.4**	**2.2%**
Adj. EPS	**$0.13**	**$0.13**	**—**

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation
15

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 16 ▪ Total net sales growth of 3.6% and Organic Net Sales growth of +4.3% ▪ Net price realization benefit as a result of inflation-justified actions in fiscal 2022 ▪ Volume/mix growth of 1.8% excluding the impact from SKU rationalization of (3.5%) ▪ Impact from conversion of company-owned direct store delivery (“DSD”) routes to IOs of (0.7%) 2Q’23 Net Sales Bridge 2Q’23 Net Sales YoY Growth Decomposition (1) SKU rationalization based on Utz estimates. (2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. IO Conversions -0.7% Price 2Q’23 Organic Net Sales Growth 6.0% 1.8% Volume/Mix ex-SKU Rationalization 3.6% 2Q’23 Total Net Sales Growth 4.3% SKU Rationalization -3.5% (1) Note: Organic Net Sales is a Non-GAAP financial measure. Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (2)

2Q’23 Adjusted EBITDA Margin Decomposition UTZ BRANDS, INC. Q2 2023 Earnings Presentation 17 ▪ Higher net price realization from 2022 actions to counter inflation ▪ Favorable sales mix primarily due to SKU rationalization ▪ Benefits from productivity initiatives ▪ Increased investments in brand marketing, people, selling infrastructure, and supply chain capabilities to support growth ▪ Lower delivery costs offset by commodity and labor inflation, and transitory higher inbound freight costs and volume deleverage 2Q’23 Adjusted EBITDA Margin Bridge (1) Represents savings realized during Q2 2023 as a % of prior year net sales. (2) Excludes Distribution Expense. Vol/Mix2Q’22 6.0% Price 0.7% 2.7% Productivity -1.0% Selling & Admin Exp -7.8% 2Q’23Inflation 12.1% 12.5% (2) Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1)

Building Momentum Across Margin-Enhancing Initiatives

- **Managing cost inflation** with FY'22 pricing execution and strategic revenue management programs ongoing
- **Improving margin mix** through the continued reduction of private label and partner brands SKU's
- **Delivering productivity** expected to approach 4% in FY'23
- **Network optimization** underway within Utz plant footprint and in-sourcing production from co-manufacturers

Adjusted EBITDA Margin YoY Change

(as % of Net Sales)



-120bps
-10bps
+80bps
+40bps
3Q'22
4Q'22
1Q'23
2Q'23

Note: Adjusted EBITDA Margin is a Non-GAAP financial measure.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Productivity[1,2,3]

(Annual Savings as % of Prior Year COGS)



1%
2%
3%
~4%
2020 Actual
2021 Actual
2022 Actual
2023E

1) Represents cost savings realized during each 52 or 53-week fiscal year as a percentage of COGS with percentage progress measured as dollar amounts saved over prior 52 or 53-week fiscal year COGS.
2) FY2019 represents the 52-week period ended December 29, 2019, for the Predecessor; FY 2020 represents the 53-week period ended January 3, 2021, consisting of the Predecessor period from December 30, 2019, through August 28, 2020, and the Successor period from August 29, 2020, through January 3, 2021; FY 2021 represents the 52-week period ended January 2, 2022, for the Successor; and FY 2022 represents the 52-week period ended January 1, 2023, for the Successor.
3) FY 2023E represents estimated total annual savings as % of FY 2022 COGS.

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation
18

UTZ BRANDS, INC. Q2 2023 Earnings Presentation 19 Cash Flow and Balance Sheet Highlights Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $6.8M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on Normalized Adjusted EBITDA of $177.4M. As of January 1, 2023 Cash Flow Highlights 26-Weeks Ended July 2, 2023 Net Cash Used in Operations $4.3M Capital Expenditures $30.2M Dividends and Distributions Paid(1) $16.0M Balance Sheet Highlights As July 2, 2023 Cash and Cash Equivalents $73.7M Gross Debt(2) $987.0M Net Debt $913.3M Net Leverage Ratio(3) 5.1x

Fiscal 2023 Outlook

Fiscal 2023 Growth versus Fiscal 2022 Actual Results

Net Sales	**+3% to 5% Total growth** **+4% to 6% Organic growth** ***(unchanged)***	▪ Organic Net Sales growth led by price and volume/mix consistent with fiscal 2022 ▪ IO route conversion negative impact of ~1% on total net sales growth and expect IO route conversion to be substantially complete in 2H'23 ▪ Growth supported by increased marketing and innovation, and continued distribution gains, partially offset by SKU rationalization impact of ~300bps
Adjusted EBITDA	**+8% to 11% growth** ***(previously +7% to +10%)***	▪ Gross input cost inflation of high-single-digits with moderation in 2H'23 ▪ SD&A expense growth driven by investments in brand marketing, people, selling infrastructure, and supply chain capabilities ▪ Adj. EBITDA margin expansion through a combination of gross margin expansion and SD&A expense leverage
Additional Assumptions: *(all unchanged)*		▪ Effective tax rate of between 20% to 22%(1) ▪ Net interest expense of approximately $55M ▪ Capital expenditures of between $50M to $55M ▪ Net leverage below 4.5x at year-end fiscal 2023

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation
20

Appendix UTZ BRANDS, INC. Q2 2023 Earnings Presentation

UTZ BRANDS, INC. 22 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q2 2023 Earnings Presentation See footnotes in Utz’s 2Q’23 earnings press release dated August 10, 2023.

UTZ BRANDS, INC. 23 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q2 2023 Earnings Presentation See footnotes in Utz’s 2Q’23 earnings press release dated August 10, 2023.

UTZ BRANDS, INC. 24 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q2 2023 Earnings Presentation See footnotes in Utz’s 2Q’23 earnings press release dated August 10, 2023.

UTZ BRANDS, INC. 25 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q2 2023 Earnings Presentation See footnotes in Utz’s 2Q’23 earnings press release dated August 10, 2023.

UTZ BRANDS, INC. 26 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q2 2023 Earnings Presentation See footnotes in Utz’s 2Q’23 earnings press release dated August 10, 2023.

Utz Geographic Classifications


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core
Expansion

UTZ BRANDS, INC.
Q2 2023 Earnings Presentation 27